                                  Exhibit 10i

                                   AGREEMENT

          This Agreement is entered into by and between McFarland Energy, Inc., (the "Company") and J. C. McFarland ("Executive").

          WHEREAS, the Company has a talented and dedicated management team which has made many valuable contributions to the success of the Company; and

          WHEREAS, the Board of Directors of the Company believes it is important to provide a limited amount of financial security to key management members in the event that they are terminated without cause;

          WHEREAS, the Board of Directors of the Company believes it is important to provide a limited additional amount of financial security to key management members in the event that they are terminated without cause following a change in control of the Company;

          NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, it is agreed as follows:

     1.   Payment of Benefits In The Event Of Termination Of Employment
          -------------------------------------------------------------
          Following A Change in Control.
          ------------------------------

          In the event that a "Change in Control" (as defined in this Section) occurs on or before December 31, 1999, and that the employment of Executive is thereafter "Involuntarily Terminated" (as defined in this Section) within twenty-four (24) calendar months of the effective date of the Change in Control, the Company (or Post-Change Employer as hereinafter described and defined) will provide Executive with the benefits set forth in this Section.

          a.     Definition of "Change in Control."
                 ----------------------------------

          As used in this Agreement, a "Change in Control" means the occurrence of any of the following events:

          (i) A majority of the members of the Board of Directors at the end of any consecutive twenty-four (24) calendar month period is not comprised of "Incumbent Directors" (as defined in this Section). For purposes of this Agreement, a Director shall be considered to be an "Incumbent Director" if either of the following conditions is met:

                 (A) The Director was a Director at the beginning of the consecutive twenty-four (24) calendar month period in question; or

                 (B) The Director's election by the Company's stockholders, or nomination for election by the Company's stockholders, was approved by a vote of a majority of the members of the Board at a time when a majority of the members of the Board were Incumbent Directors. Such approval may be made by any resolution of the Board expressing approval of the Director or nominee, or by any communication to the Company's stockholders, which communication is authorized by the Board and which communication recommends election of the Director or nominee. Such approval may be made by the Board after the Director has been elected, provided that a majority of the members of the Board at the time of approval consists of Incumbent Directors.

          (ii) Any "person", including a "group" (as such terms are used in Rule 13(d)(5) of the Securities Exchange Act of 1934 (the "1934 Act")), but excluding the Company, any of its Subsidiaries, and any employee benefit plan of the Company or any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the Company representing thirty-five (35%) percent or more of the combined voting power of the Company's then outstanding securities.

          (iii) A merger or other business combination of the Company takes place, whereby the Company merges or combines with or into another corporation, provided that the other corporation is not a "Subsidiary" of the Company (as defined herein). For purposes of this Section, a corporation shall be considered to be a "Subsidiary" of the Company if either of the following conditions is met:

                 (A) A majority of the directors of the corporation are also directors of the Company; or

                 (B) The Company is the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the corporation representing more than fifty (50%) percent of the combined voting power of the corporation's then outstanding securities.

Notwithstanding any other provision of this Section, a merger or other business combination of the Company shall not constitute a "Change in Control" if any of the following conditions is met:

                 (A) A majority of the directors of the merged or combined corporation were Incumbent Directors of the Company immediately before the merger or combination; or

                 (B) "Beneficial ownership" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of more than fifty (50%) percent of the combined voting power of the merged or combined corporation is held, immediately after the merger or combination, by persons (as that term is used in the 1934 Act) who held beneficial ownership, directly or indirectly, of more than fifty (50%) percent of the combined voting power of the Company immediately before the merger or combination; or

                 (C) Securities representing more than fifty (50%) percent of the combined voting power of the merged or combined corporation (as measured immediately after the merger or combination), are issued or conveyed to stockholders of the Company in exchange for or in consideration of their shares in the Company.

          b.     Involuntary Termination of Employment, Qualifying Executive
                 -----------------------------------------------------------
                 for Benefits.
                 -------------

          Executive will be entitled to receive the benefits set forth in this
Section 1 if the employment of Executive is "Involuntarily Terminated" (as defined in this Section) within twenty-four (24) calendar months of the effective date after the Change in Control.

          (i) For purposes of this Section, Executive will be considered to be "Involuntarily Terminated" if, within twenty-four (24) calendar months after the effective date of the Change in Control, Executive's employment with the Company or with any successor corporation which employs Executive as a result of a merger or combination which constitutes a Change in Control under Section 1a(iii) of this Agreement (collectively, the "Post-Change Employer"), is terminated for any of the following reasons:

                 (A) If Executive is terminated by the Post-Change Employer without "Good Cause." For purposes of this Subsection, the Post-Change Employer shall have Good Cause to terminate Executive's employment if any of the following conditions are met:

                      (a) If grounds exist to terminate the employment of Executive pursuant to California Labor Code Section 2924; or

                      (b) If Executive engages in serious or willful misconduct which is detrimental to the interests of the Post-Change Employer or its stockholders; or

                      (c) If Executive willfully refuses to carry out the directions and responsibilities assigned to Executive by the Chief Executive Officer of the Post-Change Employer.

                 (B)  If Executive resigns from employment for "Good Reason."

                      (a) For purposes of this Subsection, Executive will have Good Reason to resign from employment if any of the following conditions are met:

                           (1) There is a significant adverse change in the nature or scope of Executive's authorities or duties; or

                           (2) There is a significant reduction in Executive's compensation or benefits provided by the Post-Change Employer in comparison with the compensation and benefits which Executive was receiving from the Company immediately before the Change in Control; or

                           (3) The geographic location at which Executive is required to perform Executive's principal duties is moved to a location more than fifty (50) miles from such location existing immediately before the Change in Control.

                       (b) Notwithstanding any other provision of this Agreement, Executive will not be considered to have Good Reason to resign from employment unless both of the following conditions are met:

                            (1) Executive has given the Post-Change Employer timely written notice of the fact that Executive contends that Executive has Good Reason to resign from employment, and of the grounds for Executive's contention. To be timely, such notice must be given within a reasonable time after Executive learns of the circumstances which give rise to the contention that Executive has Good Reason to resign from employment. If Executive's contention is based on Subsections 1b(i)(B)(a)(2) or 1b(i)(B)(a)(3) of this Agreement, a period of fourteen (14) calendar days shall be presumed to constitute a "reasonable time" for Executive to give such notice. If Executive's contention is based on Subsection 1b(i)(B)(a)(1) of this Agreement, a "reasonable time" to give such notice shall be a period of time sufficient for Executive to fully assess the extent and consequences of any change in the nature or scope of Executive's authorities or duties, and to make a full and fair determination as to whether such change is "adverse."

                                 (2) The Post-Change Employer fails to cure the circumstances which give rise to Executive's contention that Executive has Good Reason to resign from employment within thirty (30) calendar days following receipt of such written notice from Executive.

                 (C) If Executive is terminated on account of disability, unless the disability is such that Executive is eligible for benefits under the Post-Change Employer's Long-Term Disability Plan then in effect, if any.

          (ii) For purposes of this Section, Executive will not be considered to be "Involuntarily Terminated" if Executive's employment with the Post-Change Employer is terminated for any of the following reasons:


                 (A)  On account of Executive's death;

                 (B) On account of Executive's disability which renders Executive eligible for benefits under the Post-Change Employer's Long-Term Disability Plan, provided such eligibility and benefits are substantially similar to those in Company's Plan immediately prior to the Change in Control;

                 (C) If Executive is terminated by the Post-Change Employer for "Good Cause" (as defined in this Section).

                 (D) If Executive voluntarily resigns from employment without "Good Reason" (as defined in this Section).

          (iii)  In the event of any dispute as to whether Executive has been

Involuntarily Terminated, such dispute shall be decided by final and binding arbitration as provided in this Agreement.

          c.     Amount and Payment of Benefits.
                 ------------------------------

                 (i)   If Executive becomes eligible for benefits under this
Section 1, Executive shall be entitled, upon being Involuntarily Terminated from employment, to receive from the Post-Change Employer, the following benefits:

                       (A)  An amount of cash equal to:

                            (a)  The greater of two times:

                                 (1) Executive's annualized base salary, plus the amount of Executive's annualized car allowance, if any, in effect at the end of the month immediately prior to the Change in Control; or

                                 (2) Executive's annualized base salary, plus the amount of Executive's annualized car allowance, if any, in effect at the end of the month immediately prior to the date Executive is Involuntarily Terminated; and

                            (b)  The greater of two times:

                                 (1)  The amount of bonus, if any, paid or
                                      accrued to Executive for the most recently ended calendar year immediately prior to the Change in Control; or

                                 (2)  The amount of bonus, if any, paid or
                                      accrued to Executive for the most recently ended calendar year prior to the date Executive is Involuntarily Terminated.

                            The Post-Change Employer shall make the cash payments described in this Subsection 1c(i)(A) as a lump sum payment payable within thirty (30) calendar days after the date that Executive is Involuntarily Terminated, or, at Executive's written request delivered within fifteen (15) calendar days after the date Executive is Involuntarily Terminated, in twelve (12) equal and consecutive monthly installments with the first installment payable within thirty (30) calendar days after the date Executive is Involuntarily Terminated.

                       (B) Standard outplacement services provided by a qualified outplacement agency selected by the Post-Change Employer, which services will be made available for a period of twelve (12) consecutive calendar months from the date Executive is Involuntarily Terminated, or until the date Executive accepts employment with another employer, whichever occurs first; and

                       (C) Compensation for the loss of group medical and dental insurance benefits (excluding coverage under any life or long-term disability programs), which may be provided, at the sole discretion of the Post-Change Employer, by either of the following options:

                            (a) By continuing in effect those group medical and dental insurance benefits which were provided by the Post-Change Employer immediately before Executive was Involuntarily Terminated, on the same terms and conditions which were in effect immediately before Executive was Involuntarily Terminated, provided that such coverage is substantially similar to the coverage (including any dependent coverage) Executive was receiving from the Company immediately prior to the Change in Control, for a period of twenty-four (24) calendar months from the date of Executive is Involuntarily Terminated or until Executive obtains coverage under a group insurance arrangement or program sponsored by a new employer, whichever occurs first; or

                            (b) By payment of a lump sum amount equal to twenty-four (24) times the greater of the following amounts:

                                 (1)  the monthly premium necessary for
                                      Executive to maintain Executive's group
                                      medical and dental insurance benefits,
                                      pursuant to COBRA, under the plan provided by the Post-Change Employer, net of Executive's required co-payments; or

                                 (2) the monthly premium which would have been necessary for Executive to maintain Executive's group medical and dental insurance benefits, pursuant to COBRA, under the plan provided by the Company immediately prior to the Change in Control, net of Executive's required co-payments.

          (ii) In the event that the payments hereunder, or that the payments hereunder together with any other payments by the Company under any other plan or arrangement, would cause the loss of deductibility of any portion of such payments by the Company under Section 280G of the Internal Revenue Code, then the amounts payable under this Section 1, shall be limited to an amount that would not cause such loss of deduction. Further, in the event that any payments are required to be made by any Post-Change Employer to Executive on or after the date Executive is Involuntarily Terminated, pursuant to any decree, court award, employment agreement or severance agreement (other than under this Agreement), or under any plan or policy of the Post-Change Employer (excluding any retirement, savings or thrift plans), or under the laws of any government (collectively "Other Required Payments"), the amounts payable under this Section 1 shall be reduced by the amount of such Other Required Payments.

                 (iii) Notwithstanding any other provision of this Agreement, Executive shall be entitled to receive, in addition to the payments and benefits provided by this Agreement, any and all wages and vacation pay actually earned and accrued by Executive during the period of Executive's employment, which are unpaid as of the time of Executive's termination from employment.

          d.     Rights in the Event of Default.  In the event that the Post-
                 ------------------------------
Change Employer defaults on its obligations under this Section 1 and, fails to remedy such default within thirty (30) calendar days after having received written notice of the default from Executive or Executive's estate or "Beneficiary" (as defined in Subsection 5a of this Agreement), the Post-Change Employer shall thereupon pay or transfer to such party, in full discharge of its obligations under this Section 1, a lump sum amount representing all payments required under this Section 1, and with interest on the amount thereof at the rate of eight (8%) percent per annum, compounded daily, from the otherwise due date of such payment or transfer.

     2.   Payment of Benefits In The Event Of Termination Of Employment In
          ----------------------------------------------------------------
          The Absence Of A Change in Control.
          -----------------------------------

          If Company (or in the case of a termination which occurs more than two years after a Change in Control, the Post-Change Employer) terminates Executive's employment without "Good Cause" (as defined in this Section) and such termination does not occur within two years after a Change in Control, then Executive shall be entitled to receive, but limited to receive, from the Company (or Post-Change Employer), the following benefits:

          a. A lump sum severance payment in an amount equal to the greater of:

              (i) Two weeks salary for every year or partial year of service with the Company (computed using Executive's most recent annualized base salary and annualized car allowance, if any, combined), or

              (ii) Four weeks salary, likewise computed.

          b. Compensation for the loss of group medical and dental insurance benefits (excluding coverage under any life or long-term disability programs) for the same number of weeks as the number of weeks of salary which Executive receives under Subsection a of this Section 2, which may be provided, at the sole discretion of the Company, by either of the following options:

                       (a) By continuing in effect those group medical and dental insurance benefits which were provided by the Company immediately before Executive was terminated, on the same terms and conditions which were in effect immediately before executive was terminated, or

                       (b) By payment of a lump sum amount computed by the following formula: (0.23) x (the number of weeks of benefit which Executive is entitled to receive) x (the monthly premium necessary for Executive to maintain Executive's group medical and dental insurance benefits, pursuant to COBRA, under the plan provided by the Company).

          Termination with "Good Cause," as used in this Section 2, shall mean a termination of Executive's employment where any of the following conditions are met:

          (a) If grounds exist to terminate the employment of Executive pursuant to California Labor Code Section 2924; or

          (b) If Executive engages in serious or willful misconduct which is detrimental to the interests of the Company or its stockholders; or

          (c) If Executive willfully refuses to carry out the directions and responsibilities assigned to Executive by the Chief Executive Office of the Company.

      3.  Termination of Employment.
          --------------------------

          The parties hereto each expressly agree that Executive's employment with the Company may be terminated at any time, by either Executive or by the Company, for any reason, with or without cause and with or without notice. Executive agrees that in the event of the termination of Executive's employment, either before or after a Change in Control, the sole and exclusive contractual rights and remedies which Executive shall be entitled to enforce are the rights and remedies expressly set forth in this Agreement, and that this Agreement replaces and supersedes any contract or agreement, express or implied, which in any way limits the rights of Executive or of the Company to terminate the employment relationship between them without liability; provided, however, that nothing in this Agreement shall replace, supersede, or modify any written employment contract which may be in effect, or may hereafter take effect, between Executive and the Company, if such written employment contract is or has been duly executed by both Executive and by the Chief Executive Officer of the Company and has been approved by the express authorization or ratification of the Company's Board of Directors.

      4.  Enforcement By Arbitration.
          ---------------------------

          The parties hereto each expressly agree that any dispute or controversy arising under or in connection with this Agreement, or arising in any way out of Executive's employment with the Company (a "Dispute") shall be resolved exclusively by final and binding arbitration in Los Angeles County in the State of California.

          Any such arbitration shall be governed by the Rules of the American Arbitration Association For The Resolution Of Employment Disputes then in effect. There shall be one arbitrator, who shall be a retired judge of the Los Angeles County Superior Court.

          The arbitrator's determination shall be final and binding upon all parties. Judgment upon the arbitrator's award may be entered in any court having jurisdiction thereof.

          The prevailing party in any such arbitration will be entitled to recover reasonable costs, expenses and attorneys' fees for such arbitration and for any court proceedings for the entry or enforcement of the arbitrator's award; provided, however, that if any claim or Dispute is at issue in such arbitration, which claim or Dispute is based upon a statute or regulation which contains provisions for the award of attorneys' fees, costs or expenses, such statute or regulation will supersede the provisions of this Agreement with respect to the award of attorneys' fees, costs or expenses in connection with that claim or Dispute.

          The arbitration provisions contained in this Section 4 shall not apply to any Dispute involving a claim or demand by Executive for workers' compensation benefits. The arbitration provisions contained in this Section 4 shall not apply to any Dispute which is prohibited by law to be resolved through arbitration.

      5.  Miscellaneous.
          --------------

          a.   Successors; Binding Agreement.
               ------------------------------

          This Agreement shall be binding upon Executive and the Company, and upon any assignee or successor of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the Company's voting securities or assets, and upon any Post-Change Employer.

          This Agreement shall inure to the benefit of and, be enforceable by, Executive and by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die, any benefits then due and payable to Executive under
Section 1 of this Agreement shall be paid to Executive's "Beneficiary" as designated by Executive from time to time under Executive's then most recent principal life insurance coverage provided to Executive by the Post-Change Employer or Company.

          b.   Amendment or Termination.  No provision of this Agreement
               ------------------------
may be modified, amended, waived or terminated, unless such modification, amendment, wavier or termination is expressly agreed to in writing, and is signed by Executive and by the Chief Executive Officer of the Company, and has been approved by the express authorization or ratification of the Company's Board of Directors.

          c.   No Vested Interest.  Neither Executive nor Executive's
               ------------------
Beneficiary nor any other person shall have any right, title or interest in any benefit under this Agreement prior to the occurrence of the right to payment thereof.

          d.   No Alienation of Benefits.  Executive shall not have any
               -------------------------
right to pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement, and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts.

          e.   Prior Agreement.  This Agreement contains the entire
               ---------------
understanding between the parties hereto relating to the subject matter hereof, and supersedes any prior or contemporaneous agreements, contracts or understandings, express or implied, between the Company (or any predecessor or subsidiary of the Company) and Executive. If there is any discrepancy or conflict between this Agreement and any plan, policy or program of the Company, the language of this Agreement shall govern.

          f.   Taxes.  The Company may withhold from any amounts payable
               -----
under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

          g.   No Waiver, No Representations.  No waiver by any party
               -----------------------------
hereto at any time of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, relating to the subject matter hereof have been made by either party that are not set forth expressly on this Agreement. Executive represents and agrees that Executive understands Executive's right to thoroughly discuss all aspects of this Agreement with an attorney of Executive's choice. Executive further represents that Executive has carefully read and fully understands all of the provisions of this Agreement, and is voluntarily entering into this Agreement.

          h.   Severability.  In the event that any provision or portion of
               ------------
this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

          i.   Applicable Law.  This Agreement is made and entered into in
               --------------
the State of California and shall in all respects be interpreted, enforced and governed under the laws of said state. The language of all parts of this Agreement shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

          j.   Notice.  Notices and other communications provided for in
               ------
this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered. Delivery shall be effective as follows: If to the Company, at the location of the Company's then principal place of business and directed to the attention of the Chief Executive Officer. If to Executive, at the address in the records of the Company listed as Executive's current address. The parties hereto may change such address upon sending notice of same to the other party, with such change of address to be effective upon receipt.

          k.   Counterparts.  This Agreement may be executed in
               ------------
counterparts, each of which shall be deemed an original but all together only one agreement; provided, however, that such executed counterparts will not be effective to execute this Agreement unless all counterparts consist of identical language.

             PLEASE READ CAREFULLY.  THIS IS A BINDING CONTRACT,
                      AND AFFECTS IMPORTANT LEGAL RIGHTS.



Date:
      -------------                 -------------------------------------------
                                    J. C. McFarland
                                    Executive

                                    McFARLAND ENERGY, INC.


Date:                               By:
      -------------                      --------------------------------------
                                         Daniel J. Redden, Chairman
                                         Compensation Committee of the Board
                                         of Directors of McFarland Energy, Inc.

                                   AGREEMENT

          This Agreement is entered into by and between McFarland Energy, Inc., (the "Company") and Ronald T Yoshihara ("Executive").

          WHEREAS, the Company has a talented and dedicated management team which has made many valuable contributions to the success of the Company; and

          WHEREAS, the Board of Directors of the Company believes it is important to provide a limited amount of financial security to key management members in the event that they are terminated without cause;

          WHEREAS, the Board of Directors of the Company believes it is important to provide a limited additional amount of financial security to key management members in the event that they are terminated without cause following a change in control of the Company;

             NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, it is agreed as follows:

     6.   Payment of Benefits In The Event Of Termination Of Employment
          -------------------------------------------------------------
          Following A Change in Control.
          ------------------------------

          In the event that a "Change in Control" (as defined in this Section) occurs on or before December 31, 1999, and that the employment of Executive is thereafter "Involuntarily Terminated" (as defined in this Section) within twenty-four (24) calendar months of the effective date of the Change in Control, the Company (or Post-Change Employer as hereinafter described and defined) will provide Executive with the benefits set forth in this Section.

          a.  Definition of "Change in Control."
              ----------------------------------

          As used in this Agreement, a "Change in Control" means the occurrence of any of the following events:

              (i) A majority of the members of the Board of Directors at the end of any consecutive twenty-four (24) calendar month period is not comprised of "Incumbent Directors" (as defined in this Section). For purposes of this Agreement, a Director shall be considered to be an "Incumbent Director" if either of the following conditions is met:

                    (A) The Director was a Director at the beginning of the consecutive twenty-four (24) calendar month period in question; or

                    (B) The Director's election by the Company's stockholders, or nomination for election by the Company's stockholders, was approved by a vote of a majority of the members of the Board at a time when a majority of the members of the Board were Incumbent Directors. Such approval may be made by any resolution of the Board expressing approval of the Director or nominee, or by any communication to the Company's stockholders, which communication is authorized by the Board and which communication recommends election of the Director or nominee. Such approval may be made by the Board after the Director has been elected, provided that a majority of the members of the Board at the time of approval consists of Incumbent Directors.

              (ii) Any "person", including a "group" (as such terms are used in Rule 13(d)(5) of the Securities Exchange Act of 1934 (the "1934 Act")), but excluding the Company, any of its Subsidiaries, and any employee benefit plan of the Company or any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the Company representing thirty-five (35%) percent or more of the combined voting power of the Company's then outstanding securities.

              (iii) A merger or other business combination of the Company takes place, whereby the Company merges or combines with or into another corporation, provided that the other corporation is not a "Subsidiary" of the Company (as defined herein). For purposes of this Section, a corporation shall be considered to be a "Subsidiary" of the Company if either of the following conditions is met:

                    (A) A majority of the directors of the corporation are also directors of the Company; or

                    (B) The Company is the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the corporation representing more than fifty (50%) percent of the combined voting power of the corporation's then outstanding securities.

Notwithstanding any other provision of this Section, a merger or other business combination of the Company shall not constitute a "Change in Control" if any of the following conditions is met:

                    (A) A majority of the directors of the merged or combined corporation were Incumbent Directors of the Company immediately before the merger or combination; or

                    (B) "Beneficial ownership" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of more than fifty (50%) percent of the combined voting power of the merged or combined corporation is held, immediately after the merger or combination, by persons (as that term is used in the 1934 Act) who held beneficial ownership, directly or indirectly, of more than fifty (50%) percent of the combined voting power of the Company immediately before the merger or combination; or

                    (C) Securities representing more than fifty (50%) percent of the combined voting power of the merged or combined corporation (as measured immediately after the merger or combination), are issued or conveyed to stockholders of the Company in exchange for or in consideration of their shares in the Company.

          b.  Involuntary Termination of Employment, Qualifying Executive
              -----------------------------------------------------------
              for Benefits.
              -------------

          Executive will be entitled to receive the benefits set forth in this
Section 1 if the employment of Executive is "Involuntarily Terminated" (as defined in this Section) within twenty-four (24) calendar months after the effective date of the Change in Control.

              (i) For purposes of this Section, Executive will be considered to be "Involuntarily Terminated" if, within twenty-four (24) calendar months after the effective date of the Change in Control, Executive's employment with the Company or with any successor corporation which employs Executive as a result of a merger or combination which constitutes a Change in Control under Section 1a(iii) of this Agreement (collectively, the "Post-Change Employer"), is terminated for any of the following reasons:

                    (A) If Executive is terminated by the Post-Change Employer without "Good Cause." For purposes of this Subsection, the Post-Change Employer shall have Good Cause to terminate Executive's employment if any of the following conditions are met:

                         (a) If grounds exist to terminate the employment of Executive pursuant to California Labor Code
                              Section 2924; or

                         (b) If Executive engages in serious or willful misconduct which is detrimental to the interests of the Post-Change Employer or its stockholders; or

                         (c) If Executive willfully refuses to carry out the directions and responsibilities assigned to Executive by the Chief Executive Officer of the Post-Change Employer.

                    (B)  If Executive resigns from employment for "Good Reason."

                         (a) For purposes of this Subsection, Executive will have Good Reason to resign from employment if any of the following conditions are met:

                              (1) There is a significant adverse change in the nature or scope of Executive's authorities or duties; or

                              (2)  There is a significant reduction in
                                   Executive's compensation or benefits provided by the Post-Change Employer in comparison with the compensation and benefits which Executive was receiving from the Company immediately before the Change in Control; or

                              (3) The geographic location at which Executive is required to perform Executive's principal duties is moved to a location more than fifty
                                   (50) miles from such location existing
                                   immediately before the Change in Control.

                         (b) Notwithstanding any other provision of this Agreement, Executive will not be considered to have Good Reason to resign from employment unless both of the following conditions are met:

                              (1) Executive has given the Post-Change Employer timely written notice of the fact that Executive contends that Executive has Good Reason to resign from employment, and of the grounds for Executive's contention. To be timely, such notice must be given within a reasonable time after Executive learns of the circumstances which give rise to the contention that Executive has Good Reason to resign from employment. If Executive's contention is based on Subsections 1b(i)(B)(a)(2) or 1b(i)(B)(a)(3) of this
                                   Agreement, a period of fourteen (14) calendar days shall be presumed to constitute a "reasonable time" for Executive to give such notice. If Executive's contention is based on Subsection 1b(i)(B)(a)(1) of this Agreement, a "reasonable time" to give such notice shall be a period of time sufficient for Executive to fully assess the extent and consequences of any change in the nature or scope of Executive's authorities or duties, and to make a full and fair determination as to whether such change is "adverse."

                              (2) The Post-Change Employer fails to cure the circumstances which give rise to Executive's contention that Executive has Good Reason to resign from employment within thirty (30) calendar days following receipt of such written notice from Executive.

          (C) If Executive is terminated on account of disability, unless the disability is such that Executive is eligible for benefits under the Post-Change Employer's Long-Term Disability Plan then in effect, if any.

    (ii) For purposes of this Section, Executive will not be considered to be "Involuntarily Terminated" if Executive's employment with the Post-Change Employer is terminated for any of the following reasons:


          (A)  On account of Executive's death;

          (B) On account of Executive's disability which renders Executive eligible for benefits under the Post-Change Employer's Long-Term Disability Plan, provided such eligibility and benefits are substantially similar to those in Company's Plan immediately prior to the Change in Control;

          (C) If Executive is terminated by the Post-Change Employer for "Good Cause" (as defined in this Section).

          (D) If Executive voluntarily resigns from employment without "Good Reason" (as defined in this Section).

    (iii) In the event of any dispute as to whether Executive has been

Involuntarily Terminated, such dispute shall be decided by final and binding arbitration as provided in this Agreement.

          c.  Amount and Payment of Benefits.
              ------------------------------

              (i) If Executive becomes eligible for benefits under this Section 1, Executive shall be entitled, upon being Involuntarily Terminated from employment, to receive from the Post-Change Employer, the following benefits:

                    (A)  An amount of cash equal to:

                         (a)  The greater of one and one half times:

                              (1) Executive's annualized base salary, plus the amount of Executive's annualized car allowance, if any, in effect at the end of the month immediately prior to the Change in Control; or

                              (2) Executive's annualized base salary, plus the amount of Executive's annualized car allowance, if any, in effect at the end of the month immediately prior to the date Executive is Involuntarily Terminated; and

                         (b)  The greater of one and one half times:

                              (1) The amount of bonus, if any, paid or accrued to Executive for the most recently ended calendar year immediately prior to the Change in Control; or

                              (2) The amount of bonus, if any, paid or accrued to Executive for the most recently ended calendar year prior to the date Executive is Involuntarily Terminated.

                                   The Post-Change Employer shall make the cash payments described in this Subsection 1c(i)(A) as a lump sum payment payable within thirty (30) calendar days after the date that Executive is Involuntarily Terminated, or, at Executive's written request delivered within fifteen (15) calendar days after the date Executive is Involuntarily Terminated, in twelve (12) equal and consecutive monthly installments with the first installment payable within thirty (30) calendar days after the date Executive is Involuntarily Terminated.

                              (B) Standard outplacement services provided by a qualified outplacement agency selected by the Post-Change Employer, which services will be made available for a period of twelve (12) consecutive calendar months from the date Executive is Involuntarily Terminated, or until the date Executive accepts employment with another employer, whichever occurs first; and

                              (C) Compensation for the loss of group medical and dental insurance benefits (excluding coverage under any life or long-term disability programs), which may be provided, at the sole discretion of the Post-Change Employer, by either of the following options:

                                   (a)  By continuing in effect those group
                                        medical and dental insurance benefits
                                        which were provided by the Post-Change
                                        Employer immediately before Executive
                                        was Involuntarily Terminated, on the
                                        same terms and conditions which were in
                                        effect immediately before Executive was
                                        Involuntarily Terminated, provided that
                                        such coverage is substantially similar
                                        to the coverage (including any dependent coverage) Executive was receiving from the Company immediately prior to the Change in Control, for a period of eighteen (18) calendar months from the date of Executive is Involuntarily Terminated or until Executive obtains coverage under a group insurance arrangement or program sponsored by a new employer, whichever occurs first; or

                                   (b) By payment of a lump sum amount equal to eighteen (18) times the greater of the following amounts:

                                        (1)  the monthly premium necessary for
                                             Executive to maintain Executive's
                                             group medical and dental insurance
                                             benefits, pursuant to COBRA, under
                                             the plan provided by the Post-
                                             Change Employer, net of Executive's
                                             required co-payments; or

                                        (2)  the monthly premium which would
                                             have been necessary for Executive
                                             to maintain Executive's group
                                             medical and dental insurance
                                             benefits, pursuant to COBRA, under
                                             the plan provided by the Company
                                             immediately prior to the Change in
                                             Control, net of Executive's
                                             required co-payments.

          (ii) In the event that the payments hereunder, or that the payments hereunder together with any other payments by the Company under any other plan or arrangement, would cause the loss of deductibility of any portion of such payments by the Company under Section 280G of the Internal Revenue Code, then the amounts payable under this Section 1, shall be limited to an amount that would not cause such loss of deduction. Further, in the event that any payments are required to be made by any Post-Change Employer to Executive on or after the date Executive is Involuntarily Terminated, pursuant to any decree, court award, employment agreement or severance agreement (other than under this Agreement), or under any plan or policy of the Post-Change Employer (excluding any retirement, savings or thrift plans), or under the laws of any government (collectively "Other Required Payments"), the amounts payable under this Section 1 shall be reduced by the amount of such Other Required Payments.

          (iii) Notwithstanding any other provision of this Agreement, Executive shall be entitled to receive, in addition to the payments and benefits provided by this Agreement, any and all wages and vacation pay actually earned and accrued by Executive during the period of Executive's employment, which are unpaid as of the time of Executive's termination from employment.

      d.  Rights in the Event of Default.  In the event that the Post-
          ------------------------------
Change Employer defaults on its obligations under this Section 1 and, fails to remedy such default within thirty (30) calendar days after having received written notice of the default from Executive or Executive's estate or "Beneficiary" (as defined in Subsection 5a of this Agreement), the Post-Change Employer shall thereupon pay or transfer to such party, in full discharge of its obligations under this Section 1, a lump sum amount representing all payments required under this Section 1, and with interest on the amount thereof at the rate of eight (8%) percent per annum, compounded daily, from the otherwise due date of such payment or transfer.

   7. Payment of Benefits In The Event Of Termination Of Employment In
      ----------------------------------------------------------------
The Absence Of A Change in Control.
-----------------------------------

      If Company (or in the case of a termination which occurs more than two years after a Change of Control, the Post-Change Employer) terminates Executive's employment without "Good Cause" (as defined in this Section) and such termination does not occur within two years after a Change in Control, then Executive shall be entitled to receive, but limited to receive, from the Company, the following benefits:

      a.  A lump sum severance payment in an amount equal to the greater of:

          (i) Two weeks salary for every year or partial year of service with the Company (computed using Executive's most recent annualized base salary and annualized car allowance, if any, combined), or

          (ii) Four weeks salary, likewise computed.

      b. Compensation for the loss of group medical and dental insurance benefits (excluding coverage under any life or long-term disability programs) for the same number of weeks as the number of weeks of salary which Executive receives under Subsection a of this Section 2, which may be provided, at the sole discretion of the Company, by either of the following options:

                        (a) By continuing in effect those group medical and dental insurance benefits which were provided by the Company immediately before Executive was terminated, on the same terms and conditions which were in effect immediately before executive was terminated, or

                        (b) By payment of a lump sum amount computed by the following formula: (0.23) x (the number of weeks of benefit which Executive is entitled to receive) x (the monthly premium necessary for Executive to maintain Executive's group medical and dental insurance benefits, pursuant to COBRA, under the plan provided by the Company).

          Termination with "Good Cause," as used in this Section 2, shall mean a termination of Executive's employment where any of the following conditions are met:

          (a) If grounds exist to terminate the employment of Executive pursuant to California Labor Code Section 2924; or

          (b) If Executive engages in serious or willful misconduct which is detrimental to the interests of the Company or its stockholders; or

          (c) If Executive willfully refuses to carry out the directions and responsibilities assigned to Executive by the Chief Executive Office of the Company.

     8.   Termination of Employment.
          --------------------------

          The parties hereto each expressly agree that Executive's employment with the Company may be terminated at any time, by either Executive or by the Company, for any reason, with or without cause and with or without notice. Executive agrees that in the event of the termination of Executive's employment, either before or after a Change in Control, the sole and exclusive contractual rights and remedies which Executive shall be entitled to enforce are the rights and remedies expressly set forth in this Agreement, and that this Agreement replaces and supersedes any contract or agreement, express or implied, which in any way limits the rights of Executive or of the Company to terminate the employment relationship between them without liability; provided, however, that nothing in this Agreement shall replace, supersede, or modify any written employment contract which may be in effect, or may hereafter take effect, between Executive and the Company, if such written employment contract is or has been duly executed by both Executive and by the Chief Executive Officer of the Company and has been approved by the express authorization or ratification of the Company's Board of Directors.

     9.   Enforcement By Arbitration.
          ---------------------------

          The parties hereto each expressly agree that any dispute or controversy arising under or in connection with this Agreement, or arising in any way out of Executive's employment with the Company (a "Dispute") shall be resolved exclusively by final and binding arbitration in Los Angeles County in the State of California.

          Any such arbitration shall be governed by the Rules of the American Arbitration Association For The Resolution Of Employment Disputes then in effect. There shall be one arbitrator, who shall be a retired judge of the Los Angeles County Superior Court.

          The arbitrator's determination shall be final and binding upon all parties. Judgment upon the arbitrator's award may be entered in any court having jurisdiction thereof.

          The prevailing party in any such arbitration will be entitled to recover reasonable costs, expenses and attorneys' fees for such arbitration and for any court proceedings for the entry or enforcement of the arbitrator's award; provided, however, that if any claim or Dispute is at issue in such arbitration, which claim or Dispute is based upon a statute or regulation which contains provisions for the award of attorneys' fees, costs or expenses, such statute or regulation will supersede the provisions of this Agreement with respect to the award of attorneys' fees, costs or expenses in connection with that claim or Dispute.

          The arbitration provisions contained in this Section 4 shall not apply to any Dispute involving a claim or demand by Executive for workers' compensation benefits. The arbitration provisions contained in this Section 4 shall not apply to any Dispute which is prohibited by law to be resolved through arbitration.

     10.  Miscellaneous.
          --------------

          a.  Successors; Binding Agreement.
              ------------------------------

          This Agreement shall be binding upon Executive and the Company, and upon any assignee or successor of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the Company's voting securities or assets, and upon any Post-Change Employer.

          This Agreement shall inure to the benefit of and, be enforceable by, Executive and by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die, any benefits then due and payable to Executive under
Section 1 of this Agreement shall be paid to Executive's "Beneficiary" as designated by Executive from time to time under Executive's then most recent principal life insurance coverage provided to Executive by the Post-Change Employer or Company.

          b.  Amendment or Termination.  No provision of this Agreement
              ------------------------
may be modified, amended, waived or terminated, unless such modification, amendment, wavier or termination is expressly agreed to in writing, and is signed by Executive and by the Chief Executive Officer of the Company, and has been approved by the express authorization or ratification of the Company's Board of Directors.

          c.  No Vested Interest.  Neither Executive nor Executive's
              ------------------
Beneficiary nor any other person shall have any right, title or interest in any benefit under this Agreement prior to the occurrence of the right to payment thereof.

          d.  No Alienation of Benefits.  Executive shall not have any
              -------------------------
right to pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement, and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts.

          e.  Prior Agreement.  This Agreement contains the entire
              ---------------
understanding between the parties hereto relating to the subject matter hereof, and supersedes any prior or contemporaneous agreements, contracts or understandings, express or implied, between the Company (or any predecessor or subsidiary of the Company) and Executive. If there is any discrepancy or conflict between this Agreement and any plan, policy or program of the Company, the language of this Agreement shall govern.

          f.  Taxes.  The Company may withhold from any amounts payable
              -----
under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

          g.  No Waiver, No Representations.  No waiver by any party
              -----------------------------
hereto at any time of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, relating to the subject matter hereof have been made by either party that are not set forth expressly on this Agreement. Executive represents and agrees that Executive understands Executive's right to thoroughly discuss all aspects of this Agreement with an attorney of Executive's choice. Executive further represents that Executive has carefully read and fully understands all of the provisions of this Agreement, and is voluntarily entering into this Agreement.

          h.  Severability.  In the event that any provision or portion of
              ------------
this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

          i.  Applicable Law.  This Agreement is made and entered into in
              --------------
the State of California and shall in all respects be interpreted, enforced and governed under the laws of said state. The language of all parts of this Agreement shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

          j.  Notice.  Notices and other communications provided for in
              ------
this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered. Delivery shall be effective as follows: If to the Company, at the location of the Company's then principal place of business and directed to the attention of the Chief Executive Officer. If to Executive, at the address in the records of the Company listed as Executive's current address. The parties hereto may change such address upon sending notice of same to the other party, with such change of address to be effective upon receipt.

          k.  Counterparts.  This Agreement may be executed in
              ------------
counterparts, each of which shall be deemed an original but all together only one agreement; provided, however, that such executed counterparts will not be effective to execute this Agreement unless all counterparts consist of identical language.

             PLEASE READ CAREFULLY.  THIS IS A BINDING CONTRACT,
                      AND AFFECTS IMPORTANT LEGAL RIGHTS.



Date:  __________________               ______________________________________
                                        Ronald T Yoshihara
                                        Executive

                                        McFARLAND ENERGY, INC.


Date:  __________________               By: ___________________________________
                                            J. C. McFarland
                                            Chairman and Chief Executive Officer

                                   AGREEMENT

          This Agreement is entered into by and between McFarland Energy, Inc., (the "Company") and Robert E. Ransom ("Executive").

          WHEREAS, the Company has a talented and dedicated management team which has made many valuable contributions to the success of the Company; and

          WHEREAS, the Board of Directors of the Company believes it is important to provide a limited amount of financial security to key management members in the event that they are terminated without cause;

          WHEREAS, the Board of Directors of the Company believes it is important to provide a limited additional amount of financial security to key management members in the event that they are terminated without cause following a change in control of the Company;

          NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, it is agreed as follows:

     11.  Payment of Benefits In The Event Of Termination Of Employment
          -------------------------------------------------------------
          Following A Change in Control.
          ------------------------------

          In the event that a "Change in Control" (as defined in this Section) occurs on or before December 31, 1999, and that the employment of Executive is thereafter "Involuntarily Terminated" (as defined in this Section) within twenty-four (24) calendar months of the effective date of the Change in Control, the Company (or Post-Change Employer as hereinafter described and defined) will provide Executive with the benefits set forth in this Section.

          a.  Definition of "Change in Control."
              ----------------------------------

          As used in this Agreement, a "Change in Control" means the occurrence of any of the following events:

              (i) A majority of the members of the Board of Directors at the end of any consecutive twenty-four (24) calendar month period is not comprised of "Incumbent Directors" (as defined in this Section). For purposes of this Agreement, a Director shall be considered to be an "Incumbent Director" if either of the following conditions is met:

                   (A) The Director was a Director at the beginning of the consecutive twenty-four (24) calendar month period in question; or

                   (B) The Director's election by the Company's stockholders, or nomination for election by the Company's stockholders, was approved by a vote of a majority of the members of the Board at a time when a majority of the members of the Board were Incumbent Directors. Such approval may be made by any resolution of the Board expressing approval of the Director or nominee, or by any communication to the Company's stockholders, which communication is authorized by the Board and which communication recommends election of the Director or nominee. Such approval may be made by the Board after the Director has been elected, provided that a majority of the members of the Board at the time of approval consists of Incumbent Directors.

            (ii) Any "person", including a "group" (as such terms are used in Rule 13(d)(5) of the Securities Exchange Act of 1934 (the "1934 Act")), but excluding the Company, any of its Subsidiaries, and any employee benefit plan of the Company or any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the Company representing thirty-five (35%) percent or more of the combined voting power of the Company's then outstanding securities.

            (iii) A merger or other business combination of the Company takes place, whereby the Company merges or combines with or into another corporation, provided that the other corporation is not a "Subsidiary" of the Company (as defined herein). For purposes of this Section, a corporation shall be considered to be a "Subsidiary" of the Company if either of the following conditions is met:

                   (A) A majority of the directors of the corporation are also directors of the Company; or

                   (B) The Company is the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the corporation representing more than fifty (50%) percent of the combined voting power of the corporation's then outstanding securities.

Notwithstanding any other provision of this Section, a merger or other business combination of the Company shall not constitute a "Change in Control" if any of the following conditions is met:

                   (A) A majority of the directors of the merged or combined corporation were Incumbent Directors of the Company immediately before the merger or combination; or

                   (B) "Beneficial ownership" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of more than fifty (50%) percent of the combined voting power of the merged or combined corporation is held, immediately after the merger or combination, by persons (as that term is used in the 1934 Act) who held beneficial ownership, directly or indirectly, of more than fifty (50%) percent of the combined voting power of the Company immediately before the merger or combination; or

                   (C) Securities representing more than fifty (50%) percent of the combined voting power of the merged or combined corporation (as measured immediately after the merger or combination), are issued or conveyed to stockholders of the Company in exchange for or in consideration of their shares in the Company.

          b.  Involuntary Termination of Employment, Qualifying Executive
              -----------------------------------------------------------
              for Benefits.
              -------------

          Executive will be entitled to receive the benefits set forth in this
Section 1 if the employment of Executive is "Involuntarily Terminated" (as defined in this Section) within twenty-four (24) calendar months after the effective date of the Change in Control.

              (i) For purposes of this Section, Executive will be considered to be "Involuntarily Terminated" if, within twenty-four (24) calendar months after the effective date of the Change in Control, Executive's employment with the Company or with any successor corporation which employs Executive as a result of a merger or combination which constitutes a Change in Control under Section 1a(iii) of this Agreement (collectively, the "Post-Change Employer"), is terminated for any of the following reasons:

                   (A) If Executive is terminated by the Post-Change Employer without "Good Cause." For purposes of this Subsection, the Post-Change Employer shall have Good Cause to terminate Executive's employment if any of the following conditions are met:

                        (a) If grounds exist to terminate the employment of Executive pursuant to California Labor Code Section 2924; or

                        (b) If Executive engages in serious or willful misconduct which is detrimental to the interests of the Post-Change Employer or its stockholders; or

                        (c) If Executive willfully refuses to carry out the directions and responsibilities assigned to Executive by the Chief Executive Officer of the Post-Change Employer.

                   (B)  If Executive resigns from employment for "Good Reason."

                        (a) For purposes of this Subsection, Executive will have Good Reason to resign from employment if any of the following conditions are met:

                             (1) There is a significant adverse change in the nature or scope of Executive's authorities or duties; or

                             (2)  There is a significant reduction in
                                  Executive's compensation or benefits provided by the Post-Change Employer in comparison with the compensation and benefits which Executive was receiving from the Company immediately before the Change in Control; or

                            (3) The geographic location at which Executive is required to perform Executive's principal duties is moved to a location more than fifty
                                 (50) miles from such location existing
                                 immediately before the Change in Control.

                       (b) Notwithstanding any other provision of this Agreement, Executive will not be considered to have Good Reason to resign from employment unless both of the following conditions are met:

                            (1) Executive has given the Post-Change Employer timely written notice of the fact that Executive contends that Executive has Good Reason to resign from employment, and of the grounds for Executive's contention. To be timely, such notice must be given within a reasonable time after Executive learns of the circumstances which give rise to the contention that Executive has Good Reason to resign from employment. If Executive's contention is based on Subsections 1b(i)(B)(a)(2) or 1b(i)(B)(a)(3) of this Agreement, a period of fourteen (14) calendar days shall be presumed to constitute a "reasonable time" for Executive to give such notice. If Executive's contention is based on Subsection 1b(i)(B)(a)(1) of this Agreement, a "reasonable time" to give such notice shall be a period of time sufficient for Executive to fully assess the extent and consequences of any change in the nature or scope of Executive's authorities or duties, and to make a full and fair determination as to whether such change is "adverse."

                            (2) The Post-Change Employer fails to cure the circumstances which give rise to Executive's contention that Executive has Good Reason to resign from employment within thirty (30) calendar days following receipt of such written notice from Executive.

                  (C) If Executive is terminated on account of disability, unless the disability is such that Executive is eligible for benefits under the Post-Change Employer's Long-Term Disability Plan then in effect, if any.

           (ii) For purposes of this Section, Executive will not be considered to be "Involuntarily Terminated" if Executive's employment with the Post-Change Employer is terminated for any of the following reasons:


                  (A)  On account of Executive's death;

                  (B) On account of Executive's disability which renders Executive eligible for benefits under the Post-Change Employer's Long-Term Disability Plan, provided such eligibility and benefits are substantially similar to those in Company's Plan immediately prior to the Change in Control;

                  (C) If Executive is terminated by the Post-Change Employer for "Good Cause" (as defined in this Section).

                  (D) If Executive voluntarily resigns from employment without "Good Reason" (as defined in this Section).

           (iii)  In the event of any dispute as to whether Executive has been

Involuntarily Terminated, such dispute shall be decided by final and binding arbitration as provided in this Agreement.

             c.   Amount and Payment of Benefits.
                  ------------------------------

                  (i)  If Executive becomes eligible for benefits under this
Section 1, Executive shall be entitled, upon being Involuntarily Terminated from employment, to receive from the Post-Change Employer, the following benefits:

                       (A)   An amount of cash equal to:

                             (a)  The greater of one and one half times:

                                  (1) Executive's annualized base salary, plus the amount of Executive's annualized car allowance, if any, in effect at the end of the month immediately prior to the Change in Control; or

                                  (2) Executive's annualized base salary, plus the amount of Executive's annualized car allowance, if any, in effect at the end of the month immediately prior to the date Executive is Involuntarily Terminated; and

                             (b)  The greater of one and one half times:

                                  (1)  The amount of bonus, if any, paid or
                                       accrued to Executive for the most
                                       recently ended calendar year immediately prior to the Change in Control; or

                                  (2)  The amount of bonus, if any, paid or
                                       accrued to Executive for the most
                                       recently ended calendar year prior to the date Executive is Involuntarily Terminated.

                                       The Post-Change Employer shall make the
                                       cash payments described in this
                                       Subsection 1c(i)(A) as a lump sum payment payable within thirty (30) calendar days after the date that Executive is Involuntarily Terminated, or, at Executive's written request delivered within fifteen (15) calendar days after the date Executive is Involuntarily Terminated, in twelve (12) equal and consecutive monthly installments with the first installment payable within thirty
                                       (30) calendar days after the date
                                       Executive is Involuntarily Terminated.

                                  (B)  Standard outplacement services provided
                                       by a qualified outplacement agency
                                       selected by the Post-Change Employer,
                                       which services will be made available for a period of twelve (12) consecutive calendar months from the date Executive is Involuntarily Terminated, or until the date Executive accepts employment with another employer, whichever occurs first; and

                                  (C)  Compensation for the loss of group
                                       medical and dental insurance benefits
                                       (excluding coverage under any life or
                                       long-term disability programs), which may be provided, at the sole discretion of the Post-Change Employer, by either of the following options:

                                       (a)  By continuing in effect those group
                                            medical and dental insurance
                                            benefits which were provided by the
                                            Post-Change Employer immediately
                                            before Executive was Involuntarily
                                            Terminated, on the same terms and
                                            conditions which were in effect
                                            immediately before Executive was
                                            Involuntarily Terminated, provided
                                            that such coverage is substantially
                                            similar to the coverage (including
                                            any dependent coverage) Executive
                                            was receiving from the Company
                                            immediately prior to the Change in
                                            Control, for a period of eighteen
                                            (18) calendar months from the date
                                            of Executive
                                            is Involuntarily Terminated or until
                                            Executive obtains coverage under a
                                            group insurance arrangement or
                                            program sponsored by a new employer,
                                            whichever occurs first; or

                                       (b)  By payment of a lump sum amount
                                            equal to eighteen (18) times the
                                            greater of the following amounts:

                                            (1)  the monthly premium necessary
                                                 for Executive to maintain
                                                 Executive's group medical and
                                                 dental insurance benefits,
                                                 pursuant to COBRA, under the
                                                 plan provided by the Post-
                                                 Change Employer, net of
                                                 Executive's required co-
                                                 payments; or

                                            (2)  the monthly premium which would
                                                 have been necessary for
                                                 Executive to maintain
                                                 Executive's group medical and
                                                 dental insurance benefits,
                                                 pursuant to COBRA, under the
                                                 plan provided by the Company
                                                 immediately prior to the Change
                                                 in Control, net of Executive's
                                                 required co-payments.

               (ii) In the event that the payments hereunder, or that the payments hereunder together with any other payments by the Company under any other plan or arrangement, would cause the loss of deductibility of any portion of such payments by the Company under Section 280G of the Internal Revenue Code, then the amounts payable under this Section 1, shall be limited to an amount that would not cause such loss of deduction. Further, in the event that any payments are required to be made by any Post-Change Employer to Executive on or after the date Executive is Involuntarily Terminated, pursuant to any decree, court award, employment agreement or severance agreement (other than under this Agreement), or under any plan or policy of the Post-Change Employer (excluding any retirement, savings or thrift plans), or under the laws of any government (collectively "Other Required Payments"), the amounts payable under this Section 1 shall be reduced by the amount of such Other Required Payments.

               (iii) Notwithstanding any other provision of this Agreement, Executive shall be entitled to receive, in addition to the payments and benefits provided by this Agreement, any and all wages and vacation pay actually earned and accrued by Executive during the period of Executive's employment, which are unpaid as of the time of Executive's termination from employment.

          d.   Rights in the Event of Default.  In the event that the Post-
               ------------------------------
Change Employer defaults on its obligations under this Section 1 and, fails to remedy such default within thirty (30) calendar days after having received written notice of the default from Executive or Executive's estate or "Beneficiary" (as defined in Subsection 5a of this Agreement), the Post-Change Employer shall thereupon pay or transfer to such party, in full discharge of its obligations under this Section 1, a lump sum amount representing all payments required under this Section 1, and with interest on the amount thereof at the rate of eight (8%) percent per annum, compounded daily, from the otherwise due date of such payment or transfer.

     12.  Payment of Benefits In The Event Of Termination Of Employment In
          ----------------------------------------------------------------
          The Absence Of A Change in Control.
          -----------------------------------

          If Company (or in the case of a termination which occurs more than two years after a Change of Control, the Post-Change Employer) terminates Executive's employment without "Good Cause" (as defined in this Section) and such termination does not occur within two years after a Change in Control, then Executive shall be entitled to receive, but limited to receive, from the Company, the following benefits:

          a. A lump sum severance payment in an amount equal to the greater of:

              (i) Two weeks salary for every year or partial year of service with the Company (computed using Executive's most recent annualized base salary and annualized car allowance, if any, combined), or

              (ii) Four weeks salary, likewise computed.

          b. Compensation for the loss of group medical and dental insurance benefits (excluding coverage under any life or long-term disability programs) for the same number of weeks as the number of weeks of salary which Executive receives under Subsection a of this Section 2, which may be provided, at the sole discretion of the Company, by either of the following options:

                        (a) By continuing in effect those group medical and dental insurance benefits which were provided by the Company immediately before Executive was terminated, on the same terms and conditions which were in effect immediately before executive was terminated, or

                        (b) By payment of a lump sum amount computed by the following formula: (0.23) x (the number of weeks of benefit which Executive is entitled to receive) x (the monthly premium necessary for Executive to maintain Executive's group medical and dental insurance benefits, pursuant to COBRA, under the plan provided by the Company).

          Termination with "Good Cause," as used in this Section 2, shall mean a termination of Executive's employment where any of the following conditions are met:

          (a) If grounds exist to terminate the employment of Executive pursuant to California Labor Code Section 2924; or

          (b) If Executive engages in serious or willful misconduct which is detrimental to the interests of the Company or its stockholders; or

          (c) If Executive willfully refuses to carry out the directions and responsibilities assigned to Executive by the Chief Executive Office of the Company.

     13.  Termination of Employment.
          --------------------------

          The parties hereto each expressly agree that Executive's employment with the Company may be terminated at any time, by either Executive or by the Company, for any reason, with or without cause and with or without notice. Executive agrees that in the event of the termination of Executive's employment, either before or after a Change in Control, the sole and exclusive contractual rights and remedies which Executive shall be entitled to enforce are the rights and remedies expressly set forth in this Agreement, and that this Agreement replaces and supersedes any contract or agreement, express or implied, which in any way limits the rights of Executive or of the Company to terminate the employment relationship between them without liability; provided, however, that nothing in this Agreement shall replace, supersede, or modify any written employment contract which may be in effect, or may hereafter take effect, between Executive and the Company, if such written employment contract is or has been duly executed by both Executive and by the Chief Executive Officer of the Company and has been approved by the express authorization or ratification of the Company's Board of Directors.

     14.  Enforcement By Arbitration.
          ---------------------------

          The parties hereto each expressly agree that any dispute or controversy arising under or in connection with this Agreement, or arising in any way out of Executive's employment with the Company (a "Dispute") shall be resolved exclusively by final and binding arbitration in Los Angeles County in the State of California.

          Any such arbitration shall be governed by the Rules of the American Arbitration Association For The Resolution Of Employment Disputes then in effect. There shall be one arbitrator, who shall be a retired judge of the Los Angeles County Superior Court.

          The arbitrator's determination shall be final and binding upon all parties. Judgment upon the arbitrator's award may be entered in any court having jurisdiction thereof.

          The prevailing party in any such arbitration will be entitled to recover reasonable costs, expenses and attorneys' fees for such arbitration and for any court proceedings for the entry or enforcement of the arbitrator's award; provided, however, that if any claim or Dispute is at issue in such arbitration, which claim or Dispute is based upon a statute or regulation which contains provisions for the award of attorneys' fees, costs or expenses, such statute or regulation will supersede the provisions of this Agreement with respect to the award of attorneys' fees, costs or expenses in connection with that claim or Dispute.

          The arbitration provisions contained in this Section 4 shall not apply to any Dispute involving a claim or demand by Executive for workers' compensation benefits. The arbitration provisions contained in this Section 4 shall not apply to any Dispute which is prohibited by law to be resolved through arbitration.

     15.  Miscellaneous.
          --------------

          a.     Successors; Binding Agreement.
                 ------------------------------

          This Agreement shall be binding upon Executive and the Company, and upon any assignee or successor of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the Company's voting securities or assets, and upon any Post-Change Employer.

          This Agreement shall inure to the benefit of and, be enforceable by, Executive and by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die, any benefits then due and payable to Executive under
Section 1 of this Agreement shall be paid to Executive's "Beneficiary" as designated by Executive from time to time under Executive's then most recent principal life insurance coverage provided to Executive by the Post-Change Employer or Company.

          b.   Amendment or Termination.  No provision of this Agreement
               ------------------------
may be modified, amended, waived or terminated, unless such modification, amendment, wavier or termination is expressly agreed to in writing, and is signed by Executive and by the Chief Executive Officer of the Company, and has been approved by the express authorization or ratification of the Company's Board of Directors.

          c.   No Vested Interest.  Neither Executive nor Executive's
               ------------------
Beneficiary nor any other person shall have any right, title or interest in any benefit under this Agreement prior to the occurrence of the right to payment thereof.

          d.   No Alienation of Benefits.  Executive shall not have any
               -------------------------
right to pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement, and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts.

          e.   Prior Agreement.  This Agreement contains the entire
               ---------------
understanding between the parties hereto relating to the subject matter hereof, and supersedes any prior or contemporaneous agreements, contracts or understandings, express or implied, between the Company (or any predecessor or subsidiary of the Company) and Executive. If there is any discrepancy or conflict between this Agreement and any plan, policy or program of the Company, the language of this Agreement shall govern.

          f.   Taxes.  The Company may withhold from any amounts payable
               -----
under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

          g.   No Waiver, No Representations.  No waiver by any party
               -----------------------------
hereto at any time of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, relating to the subject matter hereof have been made by either party that are not set forth expressly on this Agreement. Executive represents and agrees that Executive understands Executive's right to thoroughly discuss all aspects of this Agreement with an attorney of Executive's choice. Executive further represents that Executive has carefully read and fully understands all of the provisions of this Agreement, and is voluntarily entering into this Agreement.

          h.   Severability.  In the event that any provision or portion of
               ------------
this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

          i.   Applicable Law.  This Agreement is made and entered into in
               --------------
the State of California and shall in all respects be interpreted, enforced and governed under the laws of said state. The language of all parts of this Agreement shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

          j.   Notice.  Notices and other communications provided for in
               ------
this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered. Delivery shall be effective as follows: If to the Company, at the location of the Company's then principal place of business and directed to the attention of the Chief Executive Officer. If to Executive, at the address in the records of the Company listed as Executive's current address. The parties hereto may change such address upon sending notice of same to the other party, with such change of address to be effective upon receipt.

          k.   Counterparts.  This Agreement may be executed in
               ------------
counterparts, each of which shall be deemed an original but all together only one agreement; provided, however, that such executed counterparts will not be effective to execute this Agreement unless all counterparts consist of identical language.

             PLEASE READ CAREFULLY. THIS IS A BINDING CONTRACT, AND AFFECTS IMPORTANT LEGAL RIGHTS.



Date:  __________________               ______________________________________
                                        Robert E. Ransom
                                        Executive

                                        McFARLAND ENERGY, INC.


Date:  __________________               By:
                                            ________________________________
                                            J. C. McFarland
                                            Chairman and Chief Executive Officer